As filed with the Securities and Exchange Commission on October 24, 2000

                           Registration No. 333-29289

                                File No. 811-8255

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No. ______
      Post-Effective Amendment No.    13
                                     and/or


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 15

(Check appropriate box or boxes)


                              THE WORLD FUNDS, INC.

           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             1500 Forest Avenue, Suite 223, Richmond, Virginia  23229
           ----------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                           Steven M. Felsenstein, Esq.
                                Greenberg Traurig
                            2050 One Commerce Square
                             Philadelphia, PA 19103
                   -------------------------------------------
                     (Name and Address of Agent for Service)

Approximate  Date of Proposed Public Offering: Upon effectiveness of this Post-Effective Amendment. It is proposed that this filing will become effective (check appropriate box)
       --
      |   | immediately upon filing pursuant to paragraph (b)
       --
      |   | on (date) pursuant to paragraph (b)
       --
      |   | 60 days after filing pursuant to paragraph (a)(I)
       --
      |   | on (date) pursuant to paragraph (a)(I)
       --
      | X | 75 days after filing pursuant to paragraph (a)(2)
       --
      |   | on (date) pursuant to paragraph (a)(2) of Rule 485.
       --

If appropriate, check the following box:

       --
      |__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered Common Stock of the Newby's ULTRA Fund series par value $.01 per share.

                                TABLE OF CONTENTS

      This Filing of a post-effective amendment to the Registrant's registration statement on Form N-1A consists of the following:

      1. Part A Prospectus of the Newby's ULTRA Fund series of the Registrant.

      2.   Part B Statement of Additional Information of the
           Newby's ULTRA Fund series of the Registrant.

      3.   Part C

                       THE WORLD FUNDS, INC.
      1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
         804-285-8211 * 800-527-9525 * (Fax) 804-285-8251

VIA EDGAR

October 24, 2000


Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20049

      RE:  The World Funds, Inc.
           File Numbers 333-29289 and 811-8255
           Post Effective Amendment to Registration Statement

Dear Ladies and Gentlemen:

      Transmitted herewith for electronic filing with the U.S. Securities and Exchange Commission (the "Commission") on behalf of The World Funds, Inc. (the "Registrant"), pursuant to Rule 485(a)(2) under the Securities Act of 1933, as amended (the "1933 Act"), is Post-Effective Amendment No. 13 under the 1933 Act and Amendment No. 15 under the Investment Company Act of 1940, as amended (the "1940 Act"), referred to herein as the "485(a)(2) Amendment" to the registration statement of the Registrant.

      The 485(a)(2) Amendment contains a Prospectus and Statement of Additional Information ("SAI") for the Newby's ULTRA Fund, a new series of shares to be added to the Registrant's Registration Statement. The Post-Effective Amendment will become effective pursuant to paragraph (a)(2) seventy-five days after it is filed. This Post-Effective Amendment does not amend the existing prospectuses and statements of additional information of other series of the Registrant, and is not an "amendment relating to the same prospectus" under paragraph (d)(3) of Rule 485.

      Please contact Steven M. Felsenstein, Esquire at 215-988-7837, should you have any questions or comments concerning this filing.

Sincerely,



/s/ John Pasco, III
---------------------
John Pasco, III
Chairman

cc:  Carolyn Gilheany, Esq.
     Steven M. Felsenstein, Esq.

THE WORLD FUNDS, INC.

Newby's ULTRA Fund

PROSPECTUS

Prospectus Dated _________________, 2000


This Prospectus describes the Newby's ULTRA Fund (the "Fund"), a series of The World Funds, Inc. (the Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio.








As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY

Investment Objective:  Capital appreciation

Principal Investment
Strategies:          The Fund will seek to achieve its investment objective
                     by investing in a non-diversified portfolio consisting primarily of equity securities and securities convertible into common stock and warrants. The Fund may engage in short-selling and in borrowing to fund the purchase of securities, a practice known as "leveraging". Although the Fund will invest the majority of its assets in United
                     States ("U.S.") securities, the Fund may also invest in securities of foreign issuers in the form of American
                     Depositary Receipts ("ADRs").

                     The Fund will not be limited to investing in securities of companies of any size, securities of any particular market, or to hold particular securities for a stated time period. The Fund may invest in securities involving special circumstances such as initial public offerings ("IPOs") as well as companies with small market capitalization or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services.

Principal  Risks:    The principal risk of investing in the Fund is that
                     The value of its  investments  are subject to market,
                     economic,  business, interest rate and credit risk that may cause the Net Asset Value  ("NAV") to fluctuate  over time.
                     Therefore,  the value of your  investment in the Fund could decline  and you could lose  money.  There is no  assurance
                     that  the  investment   adviser  will  achieve  the  Fund's
                     objective of capital appreciation.

                     The Fund operates as a non-diversified fund. As such the Fund may invest a larger portion of its assets in fewer securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                     The use of leveraging and short-selling may adversely effect the changes in the value of the Fund and may make it more volatile.

                     Investments in foreign countries may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. In addition, as investments may be made utilizing foreign currencies, there is the risk of currency devaluation that may effect this investment. Because exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the U.S.

                     Because the companies in which the Fund may invest may have unproven track records, a limited product or limited access to capital, they may be more likely to fail than larger companies.

                     The investment strategies utilized by the Fund often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase the rate of portfolio turnover, forcing realization of substantial capital gains and losses and increasing transaction expenses.

                     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Investor Profile:    You may want to invest in the Fund if you are seeking
                     capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. You should not invest in the Fund if you are not willing to accept the additional risks associated with the investment policies of the Fund. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance
Information:         Because the Fund is new, it does not have historical
                     performance data and is not presenting historical information at this time.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                       Investor Class     Service Class

Maximum Sales Charge (Load)               None                None
Maximum Deferred Sales Charge (Load)      None                None
Maximum Sales Charge (Load)
 Imposed on Reinvested
 Dividends and Distributions              None                None
Redemption Fees (1)                       1.00%(2)            None
Exchange Fees (3)                         None                None

Estimated Annual Operating Expenses(expenses that are deducted from Fund assets)

                                       Investor Class     Service Class

Advisory Fee(4)                           1.25%               1.25%
Distribution (12b-1) Fees                 None                0.75%(5)
Service Fees(6)                           0.25%               0.25%
Other Expenses(7)                         0.50%               0.50%
                                          -----               -----
Total Annual Fund Operating Expenses      2.00%               2.75%
Fee Waiver and/or Expense
  Reimbursements(8)                       None                0.26%
                                          -----               -----
Net Expenses                              2.00%               2.49%

1) A shareholder electing to redeem shares by telephone request may be charged $10 for each such redemption request.

2)   A 1.00%  redemption  fee is charged on shares  held less than  twelve  (12)
     months.

3)   A shareholder may be charged a $10 fee for each telephone redemption.

4) If the Fund significantly outperforms or under performs the Russell 3000 Index after the first full year, the advisory fee may increase or decrease by up to 1% (Please see section entitled "Investment Adviser" for additional information).

5) The Company has approved a Plan of Distribution for its Service Class Shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, (the "1940 Act") providing for the payment of distribution fees to the distributor for the Fund ("12b-1 Plan"). Service Class Shares pay a maximum distribution fee of 0.75% of average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. See "Rule 12b-1 Fees".

6) The Fund has adopted a Shareholder Services Plan pursuant to which the Fund may pay fees of up to 0.25% of the net asset value for each class of shares to financial intermediaries that agree to provide services to customers. For additional information concerning the terms of the Shareholder Services Plan and related service agreements with financial intermediaries, see "Purchasing Shares - Classes of Shares."

7) Because the Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year.

8) In the interest of limiting the expense ratio of the Fund during its initial period of operations, the Fund has entered into a contractual expense limitation agreement with its national distributor. Pursuant to the agreement, the distributor has agreed to waive or limit the collection of 12b-1 fees to which it would be entitled, and to assume other expenses until January 1, 2002 so that the ratio of total annual operating expenses for the Service Class shares is limited to 2.49%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

EXAMPLE:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                                           1 Year           3 Years
                                           ------           -------
Investor Class Shares                       $303             $627
Service Class Shares                        $252(1)          $830

(1) This cost is net of fee waivers and reimbursements to maintain total operating expenses at 2.49% pursuant to an expense limitation agreement (See "Distribution Arrangements - Rule 12b-1 Fees").

Absent this commitment your costs would be:

                                          1 Year           3 Years
                                         -------           --------
Service Class Shares                       $278              $830


Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

OBJECTIVES AND  STRATEGIES

The Fund's investment objective is to achieve capital appreciation. The Fund seeks to achieve its objective by investing in a non-diversified portfolio consisting primarily of equity securities, and securities that are convertible into common stocks and warrants. Although the Fund will invest the majority of its assets in common stock of U.S. issuers, the Fund may also invest in the common stock of foreign issuers in the form of ADRs. The Fund may engage in short-selling and in borrowing to fund the purchase of securities. The Fund's investment adviser may exercise a flexible strategy in the selection of securities, not limited by investment style or by the issuer's location, size, market capitalization, or industry sector. It invests primarily in the securities of companies that the investment adviser believes will give the Fund an investment advantage. The Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

The Fund may invest indirectly in securities through sponsored and unsponsored ADRs. ADRs are depositary receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Depositary receipts may not necessarily be denominated in the same currency of the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities.

The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established.

The Fund may invest in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant on one or a few key people, special products and techniques, limited or cyclical product lines, markets or resources or unusual developments, such as mergers, liquidations, bankruptcies or leveraged buyouts.

In addition to common stocks and securities that are convertible into common stocks, the Fund may invest in shares of closed-end investment companies which invest in securities that are consistent with the Fund's objectives and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

RISKS

Stock Market Risk.

The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Non-diversification.

The Fund is non-diversified under the 1940 Act. Under the 1940 Act, the Fund may invest its assets in the securities of a smaller number of investments. In addition, the Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries.
Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Leverage Risk.

When the Fund borrows money to buy securities, it is engaging in a practice known as "leveraging". Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain Fund investments. If the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the NAV of the Fund's shares will decrease faster than if the Fund had not used leverage. To repay borrowing, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. Interest on borrowings is an expense the Fund would not otherwise incur.

Short Sale Risk.

When the Fund sells a security short, it borrows the security in order to enter into the short sale transaction, and the proceeds of the sale may be used by the Fund as collateral for the borrowing to the extent necessary to meet margin requirements. The Fund may also be required to pay a premium to borrow the security. The Fund is also required to maintain a segregated account with a broker or a custodian consisting of cash or highly liquid securities. Until the borrowed security is replaced, the Fund will maintain this account at a level so that the amount deposited in the account, plus the collateral deposited with the broker, will equal the current market value of the securities sold short.


Foreign Investing.

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

American Depositary Receipts.

In addition to the risk of foreign investments applicable to the underlying securities, unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on ADRs.

Small Companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies. You should therefore expect that the value of Fund shares to be more volatile than the shares of mutual fund investing primarily in larger company stocks.

Investments in small or unseasoned companies or companies with special circumstances often involve much greater risk than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in prices.

Initial Public Offerings.

The Fund seeks to participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributed to IPO investments; the impact on the Fund's performance of IPO investments will be magnified if the Fund has a small asset base. Although the IPO market in recent years has been strong, there is no guarantee that it will continue to be so or that suitable IPO's will be available and, as the Fund's assets grow, there is no guarantee that the impact of IPO investing will produce positive performance.

Portfolio Turnover.

Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that may exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

European Currency.

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country has pegged its existing currency with the Euro as of January 1, 1999 and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The Fund invests in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities. To date the conversion of the Euro has had negligible impact on the operations and investment returns of U.S. investment companies.

Temporary Defensive Positions.

When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the SAI). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

The Company.

The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an adviser to manage all aspects of the investments of the Fund.

Investment  Adviser.

xGENx, LLC (the "Adviser") manages the investment of the assets of the Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement"). The address of the Adviser is 555 Quince Orchard Road, Suite 610, Gaithersburg, Maryland 20878. Steve Newby is President of the Adviser and has been the portfolio manager of the GenomicsFund.com since March 1, 2000 and the Fund since its inception on ______________, 2000. Since July 1990, Mr. Newby has been President of Newby & Company, a securities broker/dealer firm located in Gaithersburg, Maryland. Newby & Company is a member firm of the National Association of Securities Dealers ("NASD") and the Securities Investor Protection Corporation ("SIPC").

Under the Advisory Agreement, the Adviser provides the Fund with investment management services, subject to the supervision of the Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of The World Funds' directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws.

For the advisory services provided by the Adviser to the Fund, the Adviser is entitled to receive a base advisory fee payable monthly and calculated at the annual rate of 1.25% of the Fund's daily net assets (the "Base Fee"). After the Fund has completed one full year of investment operations, the Base Fee will be adjusted each month if the investment performance of the Fund exceeds or fails to meet certain performance criteria. The maximum increase or decrease in the fee to be paid during each succeeding month will be 1.00% per annum, in steps of 0.20%. No increase or decrease will occur unless the Fund outperforms or under-performs the specified index by more than 2.00% per annum.

The performance of the Fund will be measured against the performance of the Russell 3000 Index (the "Index"). Once the performance of the Fund for the preceding twelve-month period exceeds the performance of the Index by 2.00% the monthly fee will increase by 0.20% per annum for each additional percentage point in excess of 2.00%. Likewise, once the performance of the Fund lags the performance of the Index by 2.00% the monthly fee will be decreased by 0.20% per annum for each additional percentage point the investment record of the Index exceeds the performance of the Fund. This adjustment is referred to as the "Fee Adjustment." The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to the Adviser will be 2.25% of average daily net assets and the minimum annual fee will be 0.25%. During the first twelve months of operations, the advisory fee will be charged at the Base Fee of 1.25% with no performance adjustment.

In determining the Fee Adjustment, if any, applicable during any month, the Adviser will compare the investment performance of the Fund for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the Index during the Performance Period. The investment performance of the Fund will be determined by adding together (1) the change in the NAV during the Performance Period; (2) the value of cash distributions made by the Fund to shareholders to the end of the Performance Period; and (3) the value of capital gains per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the performance Period. The investment record of the Index will be determined by adding together (1) the change in the level of the Index during the Performance Period; and (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such period.

After it determines any Fee Adjustment, the Fund will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The advisory fee is accrued daily and paid monthly.

The following table illustrates the calculation of the fee rates if the Fund outperforms the Russell 3000 Index:

Performance over
Russell 3000 Index        Advisory Fee
-------------------       ------------

      2.00%               1.25% (no increase in Base Fee)
      3.00%               1.45%
      4.00%               1.65%
      5.00%               1.85%
      6.00%               2.05%
      7.00%               2.25%

The following table illustrates the calculation of the fee rate if the Fund under performs the Russell 3000 Index:

Performance under
Russell 3000 Index        Advisory Fee
------------------        ------------

      2.00%               1.25% (no decrease in Base Fee)
      3.00%               1.05%
      4.00%               0.85%
      5.00%               0.65%
      6.00%               0.45%
      7.00%               0.25%

The Russell 3000 Index consists of 3,000 stocks, primarily issued by U.S. companies, that includes issues of all sizes , from large to small capitalization companies. The Index is not managed; therefore, its performance does not reflect management fees and other expenses associated with the Fund.

If the directors determine at some future date that another securities index is a better representative of the composition of the Fund than is the Russell 3000 Index, the directors may change the securities index used to compute the Fee Adjustment. If the directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the Fee Adjustment. The Index will continue to be used to determine the amount of the Fee Adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the U. S. Securities and Exchange Commission (the "SEC") determines that shareholder approval is not required.

The amount the Fund will pay to the Adviser in performance fees is not susceptible to estimation, since it depends upon the future performance of the Fund and the Index.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern
Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares are bought, sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. ADRs will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Classes of Shares.

Investors can purchase Investor Class Shares or Service Class Shares either directly or through an authorized firm, such as a registered investment adviser, a bank or a trust company. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders.

For this fee, the authorized  firms may provide a variety of services,  such as:
1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder's account; 3) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment "sweep" functions; and 8) furnishing investment advisory services.

Because the Fund adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of the shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm's customers.

The Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Fund and any compensation the authorized firm may receive directly from its clients.

Share Transactions.

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting an authorized firm, a broker or dealer authorized by the distributor to sell shares of the Fund or by contacting Fund Services, Inc., the Company's transfer and dividend disbursing agent (the "Transfer Agent"), at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 or by telephoning (800) 628-4077. An authorized firm or broker or dealer may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with them.

Minimum  Investments.

The minimum initial investment in the Fund is $5,000 for Investor Class and Service Class shares. The minimum subsequent investment amount must be $100 or more. The Fund reserves the right to reject or refuse, at their discretion, any order for the purchase of Fund shares in whole or in part.


By Mail.

You may buy shares of the Fund by sending a completed application along with a check drawn on a U.S. bank in U.S. funds, to Newby's ULTRA Fund, c/o Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. See "Proper Form." Third party checks are not accepted for the purchase of Fund shares.

Investing by Wire.

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Public  Offering  Price.

Shares are bought or exchanged at the NAV per share next determined after a request has been received in proper form, as defined on page _______ under the section entitled "Proper Form". Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Net Asset  Value.

The Fund's share price is equal to the NAV per share of the Fund. The Fund Calculates its NAV per share by valuing and totaling its assets, subtracting any liabilities, and dividing the remainder, called net assets, by the number of Fund shares outstanding. The value of the Fund's portfolio securities is generally based on market quotes if they are readily available. If they are not readily available, the Adviser will determine their market value in accordance with procedures adopted by the Board of Directors. For information on how the Fund values its assets, see "Valuation of Fund Shares" in the SAI.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1  Fees.

The Board of Directors has adopted a Plan of Distribution for the Fund's Service Class Shares pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the distributor. The fee ("Rule 12b-1 fee") paid to the distributor on the Service Class Shares is paid monthly computed at an annualized rate reflecting the average daily net assets of the Service Class Shares, up to a maximum of 0.75% for Service Class Share expenses. (The Fund also has in effect a shareholder services plan under which the Fund may pay a fee of up to 0.25% to pay for certain shareholder services provided by institutions that have agreements with a distributor of shares to provide those services.) The Company may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of this limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

In the interest of limiting the expense ratio of the Fund during its initial period of operations, the Fund has entered into a contractual expense limitation agreement with its national distributor. Pursuant to the agreement, the distributor has agreed to waive or limit the collection of 12b-1 fees to which it would be entitled, and to assume other expenses until January 1, 2002 so that the ratio of total annual operating expenses for the Service Class shares is limited to 2.49%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The distributor will be entitled to reimbursement of fees waived or amounts remitted by it pursuant to this expense limitation agreement. The total amount of reimbursement recoverable by the distributor (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the distributor to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement will be authorized by the Board of Directors.

General.

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail.

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone.

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service at any time without prior notice.

Redemption  by Wire.

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees.

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or, (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form.

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts.

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $5,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $5,000. The Fund will not close your account if it falls below $5,000 solely because of a market decline. The Adviser and the Distributor reserve the right to waive this fee for their clients.

Automatic  Investment  Plan.

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan Section of the account application and sending a blank voided check.

Exchange  Privileges.

You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

Dividends and Capital Gain Distributions.

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

For more information about the Fund, you may wish to refer to the Company's SAI dated _______________, 2000 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.
                                 (THE "COMPANY")
             1500 FOREST AVENUE, SUITE 223, RICHMOND, VIRGINIA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                               Newby's ULTRA Fund

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the current Prospectus of the Newby's ULTRA Fund, dated _________________, 2000. You may obtain the Prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9525.

The date of this SAI is _________________, 2000.

TABLE OF CONTENTS                                                     PAGE

General Information
Additional Information About The Fund's Investments
Investment Objectives
Strategies and Risks
Investment Programs
   Warrants
   Illiquid Securities
   American Depositary Receipts
   Debt Securities
   Temporary Defensive Positions
   U.S. Government Securities
   Repurchase Agreements
   Restricted Securities
   Options
   Futures
   Other Investments
Investment Restrictions
Management of the Company
Principal Securities Holders
Policies  Concerning  Personal  Investment  Activities
Investment  Adviser  and Advisory Agreement
Management-Related Services
Portfolio Transactions
Portfolio Turnover
Capital Stock and Dividends
Dividends  and  Distributions
Additional Information  about  Purchases  and  Sales
Eligible  Benefit  Plans
Tax  Status
Investment Performance
Financial Information

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to Newby's ULTRA Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is a "non-diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company (the "Directors") without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is capital appreciation. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The Fund invests primarily in equity securities and securities  convertible into
equity  securities,   such  as  warrants,   convertible  bonds,   debentures  or
convertible preferred.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

INVESTMENT PROGRAMS

Warrants.

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid  Securities.

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

American Depositary Receipts.

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Debt Securities.

The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which the investment adviser believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated.
Securities rated as Baa or BBB are generally regarded as having adequate capacity to pay interest and repay principal.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.


Temporary Defensive Positions.

When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies.

The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. Government Securities.

The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements.

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a fund.

The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Restricted Securities.

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Investment Adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Options.

The Fund may purchase put and call options and engage in the writing of covered call options and put options on securities that meet the Fund's investment criteria, and may employ a variety of other investment techniques, such as options on futures. The Fund will engage in options transactions only to hedge existing positions, and not for purposes of speculation or leverage. As described below, the Fund may write "covered options" on securities in standard contracts traded on national exchanges, or in individually-negotiated contracted traded over-the-counter for the purpose of receiving the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Buying Call and Put Options. The Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase.

Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The Fund may purchase Put Options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options. The Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by a fund give the holder the right to buy the underlying securities from the fund at a stated exercise price. A call option written by a fund is "covered" if the fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash and high grade debt securities in a segregated account with its custodian bank. The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a fund's ability to close out options it has written.

The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period.

If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a fund's ability to close out options it has written.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. A fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Writing Over-the-Counter ("OTC") Options. A fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.

However, OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, a fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.

Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the U. S. Securities and Exchange Commission (the "SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Fund will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

Futures Contracts.

Even though the Fund has no current intention to invest in futures contracts, the Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. The Fund will amend its Prospectus before engaging in such transactions.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin".

Thereafter, a fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. A fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent a fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks Associated With Options and Futures. Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. A fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a fund's Portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than a fund's initial investment in such a contract.

Successful use of futures contracts depends upon the investment adviser's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the investment adviser's judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a fund's strategies for hedging its securities.

OTHER INVESTMENTS

The Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

1)   invest in companies for the purpose of exercising management or control;

2) invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

3)   purchase or sell commodities or commodity contracts;

4)   invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

5) issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

6) act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

7) participate on a joint or a joint and several basis in any securities trading account;

8) purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

9) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

10) make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities; and

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)   Invest more than 15% of its net assets in illiquid securities; or

2)   Engage in arbitrage transactions.

In applying the fundamental and policy concerning concentration:

The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

(ii) technology  companies  will be  divided  according  to their  products  and
     services,  for  example,  hardware,  software,   information  services  and
     outsourcing, or telecommunications will each be a separate industry; and

(iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

MANAGEMENT OF THE COMPANY

Directors and Officers.

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address             Position(s) Held       Principal Occupation(s)
and Age                   With Registrant        During the Past 5 Years
---------------           ----------------       ------------------------
*John Pasco, III          Chairman, Director     Mr. Pasco is Treasurer and
1500 Forest Avenue        and Treasurer          Director of Commonwealth
Richmond, VA 23229                               Shareholder Services, Inc., the
(55)                                             Company's Administrator, since
                                                 1985; President and Director of
                                                 First Dominion Capital Corp.,
                                                 the Company's Principal
                                                 Underwriter.  Director and
                                                 shareholder of Fund Services
                                                 Inc., the Company's Transfer
                                                 and Disbursing Agent, since
                                                 1987; shareholder of
                                                 Commonwealth
                                                 Fund Accounting, Inc. which
                                                 provides bookkeeping services;
                                                 and Chairman, Director and
                                                 Treasurer of Vontobel Funds,
                                                 Inc., a registered investment
                                                 company since March, 1997.
                                                 Mr. Pasco is also a certified
                                                 public accountant.

Samuel Boyd, Jr.          Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                             Customer Services Operations
Potomac, MD 20854                                and Accounting Division
(59)                                             of the Potomac Electric Power
                                                 Company since August, 1978;
                                                 and Director of Vontobel Funds,
                                                 Inc., a registered investment
                                                 company since March, 1997.  Mr.
                                                 Boyd is also a certified public
                                                 accountant.

William E. Poist          Director               Mr.Poist is a financial and tax
5272 River Road                                  consultant through his firm,
Bethesda, MD 20816                               Management Consulting for
(60)                                             Professionals since 1968;
                                                 Director of Vontobel Funds,
                                                 Inc., a registered investment
                                                 company since March, 1997.
                                                 Mr. Poist is also a certified
                                                 public accountant.

Paul M. Dickinson         Director               Mr. Dickinson is President of
8704 Berwickshire Drive                          Alfred J. Dickinson, Inc.
Richmond, VA 23229                               Realtors since April, 1971; and
(52)                                             Director of Vontobel Funds,
                                                 Inc., a registered investment
                                                 company since March, 1997.

*F. Byron Parker, Jr.     Secretary              Mr. Parker is Secretary of
8002 Discovery Drive                             Commonwealth Shareholder
Suite 101                                        Services, Inc., and First
Richmond, VA 23229                               Dominion Capital Corp.
 (57)                                            since 1986; Secretary of
                                                 Vontobel Funds, Inc., a
                                                 registered investment company
                                                 since March,  1997;  and
                                                 Partner  in the law firm
                                                 Mustian & Parker.

*Jane H. Williams         Vice President of      Ms. Williams is the Executive
3000 Sand Hill Road       the Company            Vice President of Sand Hill
Suite 150                 and President          Advisors, Inc. since 1982.
Menlo Park, CA 94025      of the Sand Hill
(51)                      Portfolio Manager
                          Fund series

*Leland H. Faust          President of the       Mr. Faust is President of
One Montgomery St.        CSI Equity Fund        CSI Capital Management, Inc.
Suite 2525                and the CSI Fixed      since 1978.  Mr. Faust is also
San Francisco, CA 94104   Income Fund  series    a Partner in the law firm
(53)                                             Taylor & Faust since December,
                                                 1975.

*Franklin A. Trice, III   Vice President of      Mr. Trice is President
P.O. Box 8535             the Company and        of Virginia Management
Richmond, VA 23226-0535   President of the       Investment Corp. since May,
(36)                      New Market Fund        1998; and a registered
                          series                 representative of First
                                                 Dominion Capital Corp., the
                                                 Company's underwriter since
                                                 September, 1998.  Mr. Trice was
                                                 a broker with Scott and
                                                 Stringfellow from March, 1996
                                                 to May, 1998 and with Craigie,
                                                 Inc. from  March,  1992  to
                                                 January, 1996.

*John T. Connor, Jr.      Vice President of      Mr.Connor is President of Third
515 Madison Ave.,         the Company and        Millennium Investment Advisors,
24th Floor                President of the       LLC since April, 1998; and
New York, NY 10022        Third Millennium       Chairman of ROSGAL, a
(58)                      Russia Fund series     Russian  financial  company
                                                 and of its affiliated
                                                 ROSGAL Insurance since 1993.

*Steven T. Newby          Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.    the Company and        & Co., a NASD broker/dealer
Suite 606                 President of           since July, 1990; and
Gaithersburg, MD 20878    GenomicsFund.com       President of xGENx, LLC
(53)                      and Newby's ULTRA      since November, 1999.
                          Fund series

*Todd A. Boren            President of the       Mr. Boren joined International
250 Park Avenue, So.      Global e Fund          Assets Advisory in
Suite 200                 series                 May of 1994.  In his six years
Winter Park, FL 32789                            with IAAC he has served as a
(40)                                             Financial Adviser, VP of Sales,
                                                 Branch Manager, Training
                                                 Manager, and currently as
                                                 Senior Vice President and
                                                 Managing Director Private
                                                 Client Operations for both
                                                 International Assets Advisory
                                                 and Global Assets Advisors.
                                                 He is responsible for
                                                 overseeing its International
                                                 Headquarters in Winter Park,
                                                 Florida as well as its New York
                                                 operation and joint venture.

Compensation of Directors: The Company does not compensate the Directors who are officers or employees of the investment adviser. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal period ended August 31, 2000, the Directors received the following compensation from the Company:

                    Aggregate
                    Compensation
                    From the Fund                                 Total
                    Fiscal Year      Pension or Retirement        Compensation
Name and            Ended August     Benefits Accrued as          from the
Position Held       31, 2000         Part of Fund Expenses        Company(1)
--------------------------------------------------------------------------------

John Pasco, III,
Director                - 0 -                 N/A                   - 0 -
Samuel Boyd, Jr.,
Director                - 0 -                 N/A                   $12,933
William E. Poist,
Director                - 0 -                 N/A                   $12,933
Paul M. Dickinson,
Director                - 0 -                 N/A                   $12,933

(1) This amount represents the aggregate amount of compensation paid to the Directors for services for the Company's fiscal year ended August 31, 2000.

CONTROL PERSONS - PRINCIPAL HOLDERS OF SECURITIES

The Directors and officers of the Company, as a group, do not own 1% or more of the Fund.

POLICIES CONCERNING PERSONAL INVESTMENT  ACTIVITIES

The Fund, investment adviser and principal underwriter have each adopted a Codes of Ethics, as required by federal securities laws. Under the Fund's Code of Ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment adviser and principal underwriter will be governed by the Fund's Code of Ethics.

The Code of Ethics is on file with,  and can be reviewed  and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Code of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

xGENx, LLC (the "Adviser") manages the investment of the assets of the Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement"). The address of the Adviser is 555 Quince Orchard Road, Suite 610, Gaithersburg, Maryland 20878. Steve Newby is President of the Adviser and has been the portfolio manager of the GenomicsFund.com since March 1, 2000 and the Fund since its inception on ______________, 2000. Since July 1990, Mr. Newby has been President of Newby & Company, a securities broker/dealer firm located in Gaithersburg, Maryland. Newby & Company is a member firm of the National Association of Securities Dealers ("NASD") and the Securities Investor Protection Corporation ("SIPC").

Under the Advisory Agreement, the Adviser provides the Fund with investment management services, subject to the supervision of the Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of The World Funds' directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws.

For the advisory services provided by the Adviser to the Fund, the Adviser is entitled to receive a base advisory fee payable monthly and calculated at the annual rate of 1.25% of the Fund's daily net assets (the "Base Fee"). After the Fund has completed one full year of investment operations, the Base Fee will be adjusted each month if the investment performance of the Fund exceeds or fails to meet certain performance criteria. The maximum increase or decrease in the fee to be paid during each succeeding month will be 1.00% per annum, in steps of 0.20%. No increase or decrease will occur unless the Fund outperforms or under-performs the specified index by more than 2.00% per annum.

The performance of the Fund will be measured against the performance of the Russell 3000 Index (the "Index"). Once the performance of the Fund for the preceding twelve-month period exceeds the performance of the Index by 2.00% the monthly fee will increase by 0.20% per annum for each additional percentage point in excess of 2.00%. Likewise, once the performance of the Fund lags the performance of the Index by 2.00% the monthly fee will be decreased by 0.20% per annum for each additional percentage point the investment record of the Index exceeds the performance of the Fund. This adjustment is referred to as the "Fee Adjustment." The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to the Adviser will be 2.25% of average daily net assets and the minimum annual fee will be 0.25%. During the first twelve months of operations, the advisory fee will be charged at the Base Fee of 1.25% with no performance adjustment.

In determining the Fee Adjustment, if any, applicable during any month, the Adviser will compare the investment performance of the Fund for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the Index during the Performance Period. The investment performance of the Fund will be determined by adding together (1) the change in the NAV during the Performance Period; (2) the value of cash distributions made by the Fund to shareholders to the end of the Performance Period; and (3) the value of capital gains per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the performance Period. The investment record of the Index will be determined by adding together (1) the change in the level of the Index during the Performance Period; and (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such period.

After it determines any Fee Adjustment, the Fund will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The advisory fee is accrued daily and paid monthly.

The following table illustrates the calculation of the fee rates if the Fund outperforms the Russell 3000 Index:

Performance over
Russell 3000 Index        Advisory Fee
------------------        -------------
      2.00%               1.25% (no increase in Base Fee)
      3.00%               1.45%
      4.00%               1.65%
      5.00%               1.85%
      6.00%               2.05%
      7.00%               2.25%

The following table illustrates the calculation of the fee rate if the Fund under performs the Russell 3000 Index:

Performance under
Russell 3000 Index        Advisory Fee
------------------        ------------
      2.00%               1.25% (no decrease in Base Fee)
      3.00%               1.05%
      4.00%               0.85%
      5.00%               0.65%
      6.00%               0.45%
      7.00%               0.25%

The Russell 3000 Index consists of 3,000 stocks, primarily issued by U.S. companies, that includes issues of all sizes, from large to small capitalization companies. The Index is not managed; therefore, its performance does not reflect management fees and other expenses associated with the Fund.

If the directors determine at some future date that another securities index is a better representative of the composition of the Fund than is the Russell 3000 Index, the directors may change the securities index used to compute the Fee Adjustment. If the directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the Fee Adjustment. The Index will continue to be used to determine the amount of the Fee Adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the U. S. Securities and Exchange Commission (the "SEC") determines that shareholder approval is not required.

The amount the Fund will pay to the Adviser in performance fees is not susceptible to estimation, since it depends upon the future performance of the Fund and the Index.

MANAGEMENT-RELATED SERVICES

Administration.

Pursuant to an Administrative Services Agreement with the Company dated _____________, 2000 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $50 million of average daily net assets of the Fund; and 0.15% on average daily net assets of the Fund in excess of $50 million, subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

Custodian and Accounting Services.

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated April 12, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston , Massachusetts 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund.

Such appointments are subject to appropriate review by the Company's Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent.

Pursuant to a Transfer Agent Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

Distributor.

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter of the Fund's shares pursuant to a Distribution Agreement dated August 19, 1997. John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is it President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The offering of the Fund's shares is continuous.

Independent Accountants.

The Company's independent accountants, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely because of the receipt of research, market or statistical information.

Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. The Fund may place portfolio transactions through Newby & Co., an affiliated broker/dealer.

The Directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund may be 100% or more.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Twenty-five Million (25,000,000) shares for Investor Class Shares of the series and Twenty-five Million (25,000,000) shares for Service Class Shares of the series. Each share has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates.

DISTRIBUTION

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

PLAN OF DISTRIBUTION

The Board of Directors has adopted a Plan of Distribution for the Fund's Service Class Shares pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the distributor. The fee ("Rule 12b-1 fee") paid to the distributor on the Service Class Shares is paid monthly computed at an annualized rate reflecting the average daily net assets of the Service Class Shares, up to a maximum of 0.75% for Service Class Share expenses. (The Fund also has in effect a shareholder services plan under which the Fund may pay a fee of up to 0.25% to pay for certain shareholder services provided by institutions that have agreements with a distributor of shares to provide those services.) The Company may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of this limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

In the interest of limiting the expense ratio of the Fund during its initial period of operations, the Fund has entered into a contractual expense limitation agreement with its national distributor. Pursuant to the agreement, the distributor has agreed to waive or limit the collection of 12b-1 fees to which it would be entitled, and to assume other expenses until January 1, 2002 so that the ratio of total annual operating expenses for the Service Class shares is limited to 2.49%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The distributor will be entitled to reimbursement of fees waived or amounts remitted by it pursuant to this expense limitation agreement. The total amount of reimbursement recoverable by the distributor (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the distributor to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement will be authorized by the Board of Directors.

SHAREHOLDER SERVICES PLAN

Investors can purchase either Investor Class Shares directly, or Service Class Shares through an authorized firm, such as a registered investment adviser, a bank or a trust company. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders.

Because the Fund adopted the shareholder services plan to compensate authorized firms for providing the types of services, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of the shareholder services plan.

RULE 18f-3 PLAN

At a meeting held on April 14, 2000, the Directors adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another fund

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Redemptions In Kind.

The Company, on behalf of the Fund, will pay in cash (by check) all requests for redemption by any shareholder of record of the Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Directors reserve the right to make payments in whole or in part using securities or other assets of the Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Exchanging Shares.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section of this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value (the "NAV") of the Fund next computed after your request for exchange is received in proper form. See Buying, Redeeming, and Exchanging shares in the Prospectus.

Eligible Benefit Plans.

An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $500. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares.

You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the U.S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts.

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $5,000. The Company will advise you in writing 30 days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $5,000. The Company will not close your account if it falls below $5,000 solely because of a market decline. The Adviser and the Distributor reserve the right to waive this fee for their clients.

Special Shareholder Services.

As  described  briefly  in  the  Prospectus,   the  Fund  offers  the  following
shareholder services:

Regular Account.

A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone Transactions.

You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI.

The Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan.

The Automatic Investment Plan allows shareholders to make automatic monthly investments into their account. Upon request, FSI will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your automatic investments as desired by notifying FSI at (800) 628-4077. To receive more information, please call the offices of the Company at
(800) 527-9525. Any shareholder may utilize this feature.

Individual Retirement Account ("IRA").

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans.

Known as SEP-IRA's  (Simplified Employee  Pension-IRA),  they free the corporate
employer  of  many  of  the  recordkeeping   requirements  of  establishing  and
maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions.

By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA.

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which the contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirement Accounts.

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege.

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $25,000 for the Sand Hill Portfolio Manager Fund; $1,000 for the CSI Equity Fund, the CSI Fixed Income Fund, the New Market Fund, the Third Millennium Russia Fund, the Global e Fund and the Monument EuroNet Fund; and, $5,000 for GenomicsFund.com). Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). FSI will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income.

The Fund receives income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a fund, constitutes a fund's net investment income from which dividends may be paid to you. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains.

The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions.

Most foreign exchange gains realized on the sale of securities are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of securities are generally treated as ordinary losses by the Fund.

These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a fund's ordinary income distributions to you, and may cause some or all of a fund's previously distributed income to be classified as a return of capital.

A fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of  distributions.

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated  investment company.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The Directors reserve the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such fund's earnings and profits.

Excise tax distribution requirements.

To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to you by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31st; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information.

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                       6
      Yield = 2[(a-b +1)-1]
                ----
                 cd
where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares  outstanding during
           the period that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day
           of the period.

A fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total  Return  Performance.

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                   n
              P(1+T) = ERV

where:

P      =   a hypothetical initial payment of $1,000

T     =    average annual total return

n     =    number of years (1,5 or 10)

ERV   =    ending  redeemable  value of a  hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a fund are assumed to have been reinvested at NAV as described in the Prospectus on the reinvestment dates during the period.

Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229

                            TELEPHONE: (800) 527-9525

                      E-MAIL: mail@shareholderservices.com

The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, Pennsylvania, independent public accountants.

PART C - OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)   ARTICLES OF INCORPORATION.

(1) Articles of Incorporation of the Registrant are herein incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A(File Nos. 333-29289 and 811-8255), as filed with the Securities and Exchange Commission (the "SEC") on June 16, 1997.

(2) Articles Supplementary. a. Re: the creation of the CSI Equity Fund and CSI Fixed Income Fund dated July 29, 1997 are herein incorporated by reference to Post-Effective Amendment Nos. 1/1 to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 1, 1997.

     b. Re: the creation of the Third Millennium Russia Fund and New Market Fund dated June 19, 1998 are herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A (File
          Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

     c. Re: increasing the amount of authorized shares are herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A(File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

     d. Re: The creation of the GenomicsFund.com dated December 9, 1999 are herein incorporated by reference to Post-Effective
          Amendment Nos. 9/11 to the Registrant's Registration
          Statement on Form N-1A (File Nos. 333-29289 and
          811-8255), as filed with the SEC on January 7, 2000.

     e. Re: The creation of the Global e Fund dated April 14, 2000 are herein incorporated by reference to Post-Effective
          Amendment Nos.   10/12 to the Registrant's Registration
          Statement on Form N-1A (File Nos. 333-29289 and
          811-8255), as filed with the SEC on February 24, 2000

     f. Re: The creation of the Monument EuroNet Fund dated April 14, 2000 are herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the
          Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

     g. Re: Increasing the amount of authorized shares of the Registrant dated May 24, 2000 and reallocating such shares among these series are herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's
          Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

     h. Re: Articles reclassifying the existing shares of the Global e Fund dated October 4, 2000 is filed herewith as EX-99.a(1).

      i. RE FORM OF:The creation of the Newby's ULTRA Fund series of the Registrant is filed herewith as Ex-99.a(2).

(b)   BY-LAWS.

By-Laws  of  the  Registrant  are  herein   incorporated  by  reference  to  the
Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on June 16, 1997.

(c)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS.

      Specimen Share Certificate

      a.   1/   Re: Sand Hill Portfolio Manager Fund is herein
                incorporated by reference to the Registrant's Initial
                Registration Statement on Form N-1A (File Nos. 333-29289 and
                811-8255) as filed with the SEC on June 16, 1997.

           2/ Re: CSI Equity Fund and CSI Fixed Income Fund is herein incorporated by reference to Post-Effective Amendment Nos. 1/1 to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 1, 1997.

           3/ Re: Third Millennium Russia Fund and New Market Fund. Is herein incorporated by reference to Post-Effective Amendment Nos. 4/4 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on July 8, 1998.

           4/ Re: GenomicsFund.com is herein incorporated by reference to Post-Effective Amendment Nos. 9/11 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on January 7, 2000.

           5/ Re: Global e-Fund is herein incorporated by reference to Post-Effective Amendment Nos. 10/12 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on February 24, 2000.

           6/ Re: Monument EuroNet Fund is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 of the Registrant's Registration Statement on Form
                N-1A (File Nos. 333-29289 and 811-8255), as filed
                with the SEC on May 12, 2000.

           7/   RE FORM OF: The Newby's ULTRA Fund is filed herewith as
                EX-99.c.

      b. Applicable sections of Articles and By-Laws to be referenced in future Post-Effective Amendment.

(d)   INVESTMENT ADVISORY CONTRACTS.

      (1)  Re: Sand Hill Portfolio Manager Fund.
           Agreement dated August 19, 1997 between Sand Hill Advisors, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as Filed with the SEC on December 1, 1997.

      (2)  Re: CSI Equity Fund.
           Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (3)  Re: CSI Fixed Income Fund.
           Agreement dated October 14, 1997 between CSI Capital Management Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (4)  Re: Third Millennium Russia Fund.
           Agreement dated September 21, 1998 between Third Millennium Investment Advisors LLC and the Registrant is herein incorporated by reference to Post-Effective Amendment
           No.5 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 30, 1998.

      (5)  Re: New Market Fund.
           a. Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 30, 1998.

           b. Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the London Company of Virginia is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 30, 1998.

      (6)  Re:  GenomicsFund.com.
                Agreement dated March 1, 2000 between xGENx, LLC and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos.333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      (7)  Re:  Global e-Fund.
                Agreement dated May 1, 2000 between Global Assets Advisors and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos.
                333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      (8)  Re:  Monument EuroNet Fund.
                a. Agreement dated June 19,2000 between Vernes Asset Management, LLC and the Registrant is herein Incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

                b. Agreement dated June 19, 2000 between Vernes Asset Management, LLC and Financiere Rembrandt is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

                c. Agreement dated June 19,2000 between Vernes Asset Management, LLC and Monument Advisors, Ltd. is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      (9)       Re: Newby's ULTRA Fund.
                FORM OF: Agreement dated _____________,2000 between xGENx, LLC and the Registrant is filed herewith as Exhibit EX-99.d

(e)   UNDERWRITING CONTRACTS.

      (1)  Distribution Agreements.
           Distribution Agreement dated September 21, 1998 between First Dominion Capital Corp. and the Registrant is herein incorporated by reference to Post-Effective
           Amendment  No.5  to  the Registrant's Registration
           Statement on Form N-1A (File No.811-8255), as filed with the SEC on December 30, 1998.

     (2)   Distribution Agreement dated May 1, 2000 between International
           Assets Advisory Corporation and the Registrant is herein incorporated by reference to Post-Effective Amendment No.10/12 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on February 24, 2000.

      (3)  Not Applicable

      (4)  Not Applicable

      (5) Joint Distribution Agreement on behalf of the Monument EuroNet Fund series of the Registrant, dated June 19, 2000 between the Registrant, First Dominion Capital Corp. and Monument Distributors, Inc. is herein incorporated by reference to Post-Effective Amendment No.12/14 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on August 18, 2000.

      (6) FORM OF: Joint Distribution Agreement on behalf of the Global e Fund series of the Registrant, between the Registrant, First Dominion Capital Corp. and International Assets
          Advisors Corp. is herein incorporated by reference to Post-Effective Amendment No.12/14 to the Registrant's
          Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on August 18, 2000.

(f)   BONUS OR PROFIT SHARING CONTRACTS.

      Not Applicable.

(g)   CUSTODIAN AGREEMENTS.

      (1) Custodian Agreement dated August 19, 1997 between Star Bank, N.A. and the Sand Hill Portfolio Manager Fund series of the Registrant is deleted and is no longer filed.

      (2) Custodian Agreement dated October 14, 1997 between Star Bank, N.A. and the CSI Equity Fund series and the CSI Fixed Income Fund series of the Registrant is deleted and is no longer filed.

      (3)  Re: Third Millennium Russia Fund.
           Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (4) Custodian Agreement dated August 21, 1998 between Star Bank, N.A. and The New Market Fund series of the Registrant is deleted and is no longer filed.

      (5) Re: CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Global e Fund, Monument EuroNet Fund, Sand Hill Portfolio Manager Fund and The New Market Fund.

        a. Appendix dated June 1, 2000 to Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the
              Registrant   are herein incorporated by reference to
              Post-Effective Amendment Nos. 12/14 to the
              Registrant's Registration Statement on Form N-1A
              (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

      (6)  FOREIGN CUSTODY ARRANGEMENTS.
         a.   Re:  Third Millennium Russia Fund.
              Foreign Custody Manager Delegation Agreement dated
              October 28, 1998 between Brown Brothers Harriman &
              Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

         b.   Re: CSI Equity fund,  CSI Fixed  Income  Fund,
              GenomicsFund.com, Global e Fund, Monument EuroNet
              Fund, Sand Hill Portfolio Manager Fund and The New
              Market Fund.

                1. Appendix dated June 1, 2000 to Foreign Custody Manager Delegation Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant are herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

(h)   OTHER MATERIAL CONTRACTS.

     (1)  Transfer Agency.

           a. Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

           b. Agreement between PFPC, Inc. and the Registrant on behalf of the Monument EuroNet Fund series are herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

     (2)  Administrative Services.

           a.   Re: Sand Hill Portfolio Manager Fund.
                Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

           b.   Re: CSI Equity Fund.
                Agreement dated October 14, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A(File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

           c.   Re: CSI Fixed Income Fund.
                Agreement dated October 14, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

           d.   Re: Third Millennium Russia Fund.
                Agreement dated September 21, 1998 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment No.5 to the Registrant's Registration Statement on Form N-1A
                (File No. 811-8255), as filed with the SEC on December 30,
                1998.

           e.   Re: New Market Fund.
                Agreement dated September 21, 1998 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 29, 1998.

           f.   Re:  GenomicsFund.com.
                Agreement dated March 1, 2000 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos.333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

          g.   Re:  Global  e-Fund.   Agreement  dated  May  1, 2000, between
               Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos.333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           h.  Re:  Monument EuroNet Fund.
               Agreement dated June 19, 2000 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos.333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

          i.   Re:  Newby's ULTRA Fund.
               FORM OF: Agreement between Commonwealth Shareholder Services, Inc. and the Registrant is filed herewith as EX-99.h(1).

     (3)  Fund Accounting Service.

        a. Fund Accounting Services Agreement dated August 18, 1997 between Star Bank, N.A. and the Sand Hill Portfolio
             Manager Fund series of the Registrant is deleted and is no longer filed.

        b. Fund Accounting Services Agreement dated October 14, 1997 between Star Bank, N.A. and the CSI Equity Fund series and the CSI Fixed Income Fund series of the Registrant is deleted and is no longer filed.

        c.   Fund Accounting Services Agreement dated August 21,
             1998 between Star Bank, N.A. and The New Market Fund series of the Registrant is deleted and is no longer filed.

        d.   Re: CSI Equity Fund,  CSI Fixed  Income  Fund,
             GenomicsFund.com, Monument  EuroNet Fund, Sand Hill
             Portfolio Manager Fund and The New Market Fund.

             (1) Agreement dated July 1, 2000 between Commonwealth Fund
                 Accounting ("CFA") and the Registrant is herein incorporated by reference to Post-Effective
                 Amendment Nos. 12/14 to the Registrant's
                 Registration Statement on Form N-1A (File Nos.
                 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

     (4)  Accounting Agency.

           a.   Re:  Third Millennium Russia Fund.
                Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 5/6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on January 29, 1999.

           b.   Re:  Global e Fund.
                Addendum to Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective
                Amendment Nos. 12/14 to the Registrant's
                Registration Statement on Form N-1A (File Nos.
                333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

      (5)  Retirement Plans.

           a. IRA Service Agreement between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

      (6)  Expense Limitations Agreements.

           a. Agreement dated October 1, 1998 between the New Market Fund series of the Registrant and Virginia Management Investment Corporation is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           b. Agreement dated October 1, 1998 between the Third Millennium Russia Fund series of the Registrant and Third
                Millennium Investment Advisors LLC is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           c. Agreement dated March 1, 2000 between the GenomicsFund.com Fund series of the Registrant and xGENx, LLC is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           d. Agreement dated May 1, 2000 between the Global e Fund series of the Registrant and Global Assets Advisors is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           e. Agreement dated June 19, 2000 between the Monument EuroNet Fund series of the Registrant and Vernes Asset Management, LLC is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

          f. Agreement between the Global e Fund series of the Registrant and Global Assets Advisors is herein incorporated by reference to Post-Effective Amendments Nos. 12/14 to the Registrant's Registration Statement on Form N-1A
                (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

          g.    FORM OF:  Agreement dated ________________, 2000
                between the Newby's ULTRA Fund series of the Registrant and the distributor is filed herewith as Ex-99.h(2).

(i)   LEGAL OPINION.

      (1)  Deleted
      (2)  Deleted
      (3)  Deleted

      (4) Opinion of Counsel dated May 12, 2000 is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           a. Consent of Counsel dated October 24, 2000 is filed herewith as EX-23.

(k)   OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l)   INITIAL CAPITAL AGREEMENTS.

      Not Applicable.

(m)   RULE 12b-1 PLAN.

      (1)  Re: Third Millennium Russia Fund.
           Plan of Distribution dated September 21, 1998 is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (2)  Re: New Market Fund.
           Plan of Distribution dated September 21, 1998 is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on December 30, 1998.

      (3)  Re:  GenomicsFund.com
           Plan of Distribution dated March 1, 2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File
           No.811-8255), as filed with the SEC on May 12, 2000.

      (4)  Re:  Global e-Fund.
           Plan of Distribution dated May 1, 2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File
           No.811-8255), as filed with the SEC on May 12, 2000.

      (5)  Re:  Monument EuroNet Fund.
           a. Plan of Distribution for Class A Shares dated June 19, 2000 is herein incorporated by reference to Post
                 Effective Amendment Nos. 11/13 to the
                 Registrant's  Registration  Statement on Form N-1A
                 (File No.811-8255), as filed with the SEC on May
                 12, 2000.

            b. Plan of Distribution for Class B Shares dated June 19, 2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on May 12, 2000.

            c. Plan of Distribution for Class C Shares dated June 19, 2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on May 12, 2000.

      (6)  Re:  Global e Fund.

          a. FORM OF Plan of Distribution for Class A Shares is herein incorporated by reference to Post Effective Amendment Nos.
              12/14 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on August 18, 2000.


          b. FORM OF Plan of Distribution for Class B Shares is incorporated by reference to Post Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on August 18, 2000.

      (7) Re:  Newby's ULTRA Fund.

          a.  FORM OF: Plan of Distribution for is filed herewith as EX-99.m(1).

          b. FORM OF: Shareholder Services Contract is filed herewith as EX-99.m(2).

(n)   RULE 18F-3 PLAN

     1. Re: Monument EuroNet Fund. Rule 18f-3 Multiple Class Plan dated June 19,2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's
               Registration Statement on Form N-1A (File
               No.811-8255), as filed with the SEC on May 12, 2000.

     2.   Re:  Global e Fund.
             Rule 18f-3 Multiple Class Plan is incorporated by reference to Post Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on August 18, 2000

(o)   RESERVED.

(p)   CODES OF ETHICS.

      1. The Code of Ethics of the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File
          Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      2. The Code of Ethics of Vernes Asset Management, LLC is herein incorporated by reference to Post-Effective Amendment
          Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      3. The Code of Ethics of First Dominion Capital Corp. is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      4. The Code of Ethics of Monument Distributors, Inc. is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      5 The Code of Ethics of xGENx, LLC is herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

      6.   The Code of Ethics of  International  Assets  Advisory
           Corp. is herein incorporated by reference to Post-Effective Amendment Nos. 12/14 to the
           Registrant's  Registration  Statement  on Form N-1A
           (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 18, 2000.

      7. The Code of Ethics of Global Assets Advisory Corp. is herein incorporated by reference to Post-Effective
           Amendment Nos. 12/14 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and
           811-8255), as filed with the SEC on August 18, 2000.

      8. The Code of Ethics of Sand Hill Advisors, Inc. is herein incorporated by reference to Post-Effective Amendment
           Nos. 12/14 to the  Registrant's  Registration
           Statement  on Form N-1A (File Nos. 333-29289 and
           811-8255), as filed with the SEC on August 18, 2000.

q.    POWERS-OF-ATTORNEY.

      1. Re: Samuel Boyd, Jr., William E. Poist and Paul M. Dickinson are herein incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on June 16, 1997.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

           None

ITEM 25.   INDEMNIFICATION.

The Registrant is incorporated under the General Corporation Law (the "GCL") of the State of Maryland. The Registrant's Articles of Incorporation provide the indemnification of directors, officers and other agents of the corporation to the fullest extent permitted under the GCL. The Articles limit such indemnification so as to comply with the prohibition against indemnifying such persons under Section 17 of the Investment Company Act of 1940, as amended, for certain conduct set forth in that section ("Disabling Conduct"). Contracts between the Registrant and various service providers include provisions for indemnification, but also forbid the Registrant to indemnify affiliates for Disabling Conduct.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

a.) Sand Hill Advisors, Inc., the investment adviser to the Sand Hill Portfolio Manager Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 21, 1999, had approximately $500 million in assets under management.

b.) CSI Capital Management, Inc., ("CSI") the investment adviser to the CSI Equity Fund series and the CSI Fixed Income Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 21, 1999 had approximately $244 million in assets under management. A principal of CSI acts as trustee supervising an additional $30 million in assets.

c.) Third Millennium Investment Advisors, LLC, the investment adviser to the Third Millennium Russia Fund, is a newly formed adviser formed for the purpose of advising Registered Investment Companies and as of December 21, 1999, had approximately $1 million in assets under management.

d.) Virginia Management Investment Corporation, the investment manager to the New Market Fund is a newly formed Adviser formed for the purpose of advising Registered Investment Companies. The London Company of Virginia
     (The London Company") is the investment Adviser to the New Market Fund pursuant to an Investment Advisory Agreement between Virginia Management Investment Corporation and The London Company and currently has $3.7 million in assets under management.

e.) xGENx, LLC, the investment adviser to the GenomicsFund.com and Newby's ULTRA Fund series, is a newly formed adviser for the purpose of advising Registered Investment Companies.

f.) Global Assets Advisors, Inc., the investment adviser to the Global e Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and currently has approximately $50 million in assets under management.

g.) Vernes Asset Management, LLC, the investment manager to the Monument EuroNet Fund series, is a newly formed manager for the purpose of advising Registered Investment Companies.

For information as to any other business, profession, vocation or employment of a substantial nature in which each of the foregoing investment Advisers, and each director, officer or partner of such investment Advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the investment Adviser's Form ADV listed opposite the investment Adviser's name below, which is currently on file with the SEC as required by the Investment Advisors Act of 1940, as amended.

       Name of Investment Adviser                 Form ADV File Number

       Sand Hill Advisors, Inc.                          801-17601
       CSI Capital Management, Inc.                      801-14549
       Third Millennium Investment Advisors, LLC         801-55720
       Virginia Management Investment Corporation        801-55697
       The London Company of Virginia                    801-46604
       xGENx, LLC                                        801-57224
       Global Assets Advisors, Inc.                      801-46753
       Vernes Asset Management, LLC                      801-57651

ITEM 27.   PRINCIPAL UNDERWRITERS.
(a)   (1)  First Dominion Capital Corp., also acts as underwriter to Vontobel Funds, Inc.
      (2)  International Assets Advisory Corp.
      (3) Monument Distributors, Inc. also acts as underwriter to Monument Series Fund, Inc.

(b)   (1) First Dominion Capital Corp.

                                                      Position and
Name and Principal      Position and Offices          Offices with
Business Address        with Underwriter              Fund
-------------------     ---------------------         ---------------
John Pasco, III         President, Chief              Chairman,
1500 Forest Avenue      Financial Officer             President
Suite 223               and Treasurer                 and Director
Richmond VA 23229

Mary T. Pasco           Director                      Assistant
1500 Forest Avenue                                    Secretary
Suite 223
Richmond, VA 23229

Darryl S. Peay           Vice President               Assistant
1500 Forest Avenue       Assistant Compliance         Secretary
Suite 223                Officer
Richmond, VA 23229

Lori J. Martin           Vice President and           None
1500 Forest Avenue       Assistant Secretary
Suite 223
Richmond, VA 23229

F. Byron Parker, Jr.     Secretary                   Secretary
Mustian & Parker
8002 Discovery Drive
Suite 101
Richmond, VA 23229

(b)  (2)  International Assets Advisory Corporation

Name and                  Positions and             Positions and
Principal Business        Offices with              Offices with
Address                   Underwriter               Fund
-------------------       --------------            --------------
Diego J. Veitia           Director, Chairman            None
250 Park Ave., So.        Of the Board,
Suite 200                 President and Chief
Winter Park, FL 32789     Executive Officer

Stephen A. Saker          Director and Exec.            None
250 Park Ave., So.        Vice President
Suite 200
Winter Park, FL 32789

Jerome F. Misceli         Director                      None
250 Park Ave., So.
Suite 200
Winter Park, FL 32789

Jeffrey L. Rush, MD       Director                      None
250 Park Ave., So.
Suite 200
Winter Park, FL 32789

Robert A. Miller          Director                      None
250 Park Ave., So.
Suite 200
Winter Park, FL 32789

Jonathan C. Hinz          Chief Financial               None
250 Park Ave., So.        Officer and Treasurer
Suite 200
Winter Park, FL 32789

Todd A. Boren             Sr. Vice President            None
250 Park Ave., So.        & Managing Director
Suite 200                 of Private Client
Winter Park, FL 32789     Operations

Gerard A. Mastrianni      Sr. Vice President            None
250 Park Ave., So.
Suite 200
Winter Park, FL 32789

Sheri Ann Cuff            Vice President-               None
250 Park Ave., So.        Operations
Suite 200
Winter Park, FL 32789

Nancy M. McMurtry         Vice President-               None
250 Park Ave., So.        Compliance
Suite 200
Winter Park, FL 32789

      (b)  (3)  Monument Distributors, Inc.

Name and                  Positions and             Positions and
Principal Business        Offices with              Offices with
Address                   Underwriter               Fund
---------------------     ---------------           ---------------
David A. Kugler          President, Treasurer           None
7920 Norfolk Avenue      and Director
Suite 500
Bethesda, Maryland 20814

      (c)  Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books or other documents of the Registrant required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a) Investment records, including research information, records relating to the placement of brokerage transactions, memorandums regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, information relating to the placement of securities transactions, and certain records concerning investment recommendations of the Fund are maintained at each Fund's investment adviser, as follows:

          Fund:        Sand Hill Portfolio Manager Fund
          Adviser:     Sand Hill Advisors, Inc., located at:
          Location:    3000 Sand Hill Road
                       Building 3, Suite 150
                       Menlo Park, CA 94025

          Fund:        CSI Equity Fund and CSI Fixed Income Fund
          Adviser:     CSI Capital Management
          Location:    445 Bush Street, 5th Floor
                       San Francisco, CA 94108

          Fund:        Third Millennium Russia Fund
          Adviser:     Third Millennium Investment Advisors, LLC:
          Location:    515 Madison Avenue, 24th Floor
                       New York, NY 10022

          Fund:        New Market Fund
          Adviser:     The London Company
          Location:    Riverfront Plaza, West Tower
                       901 E. Byrd Street, Suite 350A
                       Richmond, VA 23219

          Fund:        GenomicsFund.com and Newby's ULTRA Fund
          Adviser:     xGENx, LLC
          Location:    555 Quince Orchard Road, Suite 610
                       Gaithersburg, MD 20878

          Fund:        Global e-Fund
          Adviser:     Global Assets Advisors, Inc.
          Location:    250 Park Avenue South, Suite 200
                       Winter Park, FL 32789

          Fund:        Monument EuroNet Fund
          Adviser:     Vernes Asset Management, LLC
          Location:    993 Farmington Avenue, Suite 205
                       Hartford, CT 06107(b)

(b) Accounts and records for portfolio securities and other investment assets, including cash of each of the Funds, as well as applicable accounting records, general ledgers, supporting ledgers, pricing computations, etc. are maintained in the custody of each Fund's custodian bank and accounting services agent, as follows:

           Custodian Bank/Accounting

                Services Agent:         Brown Brothers Harriman & Co.
                Location:               40 Water Street
                                        Boston, MA  02109

(c) (1) Shareholder Account Records (including share ledgers, duplicate confirmations, duplicate account statements and applications forms) pertaining to The CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Global e Fund, Newby's ULTRA Fund, Sand Hill Portfolio Manager Fund, The New Market Fund and Third Millennium Russia Fund are maintained by their transfer agent, Fund Services, Inc.:

                               1500 Forest Avenue, Suite 111
                               Richmond, Virginia 23229

    (2)  Shareholder Account Records (including   share   ledgers,   duplicate
     confirmations,   duplicate  account   statements  and  application   forms)
     pertaining to the Monument EuroNet Fund are maintained by its transfer agent, PFPC, Inc.:

                               400 Bellevue Parkway
                               Wilmington, Delaware 19809

(d) Administrative records, including copies of the charter, by-laws, minute books, agreements, compliance records and reports, certain shareholder communications, etc. pertaining to each of the Funds are kept at their administrator, Commonwealth Shareholder Services, Inc., located at:

                               1500 Forest Avenue, Suite 223
                               Richmond, VA 23229

(e) Records relating to distribution of shares of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, New Market Fund, Third Millennium Russia Fund, GenomicsFund.com, Monument EuroNet Fund, Global e Fund B shares and Newby's ULTRA Fund are kept at their distributor, First Dominion Capital Corp., located at:

                               1500 Forest Avenue, Suite 223
                               Richmond, VA 23229.

(f) Records relating to distribution of shares of Global e-Fund A shares are kept at their distributor, International Assets Advisory Corporation, located at:

                             250 Park Avenue, South
                             Suite 200
                             Winter Park, Florida 32789

(g) Records relating to distribution of shares of Monument EuroNet Fund are kept at their distributor, Monument Distributors, Inc., located at:

                             7920 Norfolk Avenue, Suite 500
                             Bethesda, Maryland 20814

ITEM 29.   MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 30.  UNDERTAKINGS.

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Richmond, and Commonwealth of Virginia on the 24th day of October, 2000.

                             THE WORLD FUNDS, INC.


                             By /s/ John Pasco, III
                             ------------------------
                              (Signature and Title)
                              John Pasco, III,
                              Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

(Signature)               (Title)                        (Date)

/s/ John Pasco, III       Director, Chairman          October 24, 2000
John Pasco, III           Chief Executive
                          Officer and Chief
                          Financial Officer

/s/ SAMUEL BOYD, JR.*     Director                    October 24, 2000
Samuel Boyd, Jr.

/s/ PAUL M. DICKINSON*    Director                    October 24, 2000
Paul M. Dickinson

/s/ WILLIAM E. POIST*     Director                    October 24, 2000
William E. Poist

/s/ John Pasco, III
------------------------
John Pasco, III

* By John Pasco, III, Attorney-in-Fact Pursuant to Powers-of-Attorney.

EXHIBIT INDEX                                  EDGAR EXHIBIT #
--------------------                           ---------------
Articles Supplementary                              EX-99.a(1)
Articles Supplementary                              EX-99.a(2)
Form of:  Specimen Share Certificate                EX-99.c
Form of:  Investment Advisory Contract              EX-99.d
Form of:  Administration Agreement                  EX-99.h(1)
Form of:  Expense Limitation Agreement              EX-99.h(2)
Consent of Counsel                                  EX-23
Form of:  Plan of Distribution                      EX-99.m(1)
Form of:  Shareholder Servicing Contract            EX-99.m(2)

                                                         EX-99.a(1)






                        THE WORLD FUNDS, INC.


                             Articles Supplementary



      The World Funds, Inc., a Maryland corporation having an office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Board of Directors of the Corporation, at a meeting held on August 21, 2000, adopted resolutions to reclassify Common Stock of the Global e Fund series of the Corporation as follows: (1) Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share which has been previously allocated to the Global e Fund series of the Corporation, further reclassifies those shares as follows: Twenty-five Million (25,000,000) shares for Class A shares of the series; and Twenty-five Million (25,000,000) shares for Class B shares of the series.

SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Seven Hundred Fifty Million (750,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate value of Seven Million Five Hundred Thousand Dollars ($7,500,000):

One series of shares was designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as The New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Global e-Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Monument EuroNet Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, and further reclassified those shares as follows: Twenty-Million (20,000,000) shares for Class A shares of the series; Fifteen Million (15,000,000) shares for Class B shares of the series; and Fifteen Million (15,000,000) for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

(b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Seven Hundred Fifty Million (750,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Seven Million Five Hundred Thousand Dollars ($7,500,000):

One series of shares is designated as the Sand Hill Portfolio Management Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

One series of shares is designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

One series of shares is designated as the Global e-Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified those shares as follows:
Twenty-five Million (25,000,000) shares for Class A shares of the series; and Twenty-five Million (25,000,000) shares for Class B shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares is designated as the Monument EuroNet Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A shares of the series; Fifteen Million (15,000,000) shares for Class B shares of the series; and Fifteen Million (15,000,000) shares for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

THIRD, The shares of the Global e Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation.

FOURTH: With respect to the Global e Fund series, at such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, the officers and the Corporation) in accordance with the Investment Company Act of 1940, as amended, all other applicable rules and regulations, and as reflected in the registration statement of the Global e Fund, current as of the time such shares are issued, shares of Class B, to the extent applicable, may be automatically converted into shares of Class A of capital stock of the Global e Fund based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, the officers and the Corporation) and reflected in such current registration statement relating to the Global e Fund.

FIFTH: The aforesaid shares of the Global e Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.


     IN WITNESS WHEREOF, The World Funds, Inc., has caused these Articles Supplementary to be signed in its name and on its behalf this 4 day of October, 2000.


                          The World Funds, Inc.



                          By /s/ John Pasco, III
                             --------------------
                             John Pasco, III
                             Chairman and Chief Executive Officer


WITNESS:

/s/ Darryl S. Peay
--------------------
Name:  Darryl S. Peay
Title: Assistant Secretary

      THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                          /s/ John Pasco, III
                          ---------------------------------
                          John Pasco, III
                          Chairman and Chief Executive Officer

Attest:

/s/ Darryl S. Peay
------------------------
Darryl S. Peay
Assistant Secretary

                                                         EX-99.a(2)






                              THE WORLD FUNDS, INC.


                             Articles Supplementary



      The World Funds, Inc., a Maryland corporation having an office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Board of Directors of the Corporation, at a meeting held on October 10, 2000, adopted resolutions classifying and allocating unallocated and unissued Common Stock of the Corporation as follows: (i) Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share to the Newby's ULTRA Fund series of the Corporation, and further reclassifies those shares as follows: Twenty-five Million (25,000,000) shares for Investor Class shares of the series; and Twenty-five Million (25,000,000) shares for Service Class shares of the series.

SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Seven Hundred Fifty Million (750,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate value of Seven Million Five Hundred Thousand Dollars ($7,500,000):

One series of shares was designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as The New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Global e-Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, and further reclassified those shares as follows: Twenty-five Million (25,000,000 for Class A shares of the series; and Twenty-five Million (25,000,000) for Class B shares of the series with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Monument EuroNet Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, and further reclassified those shares as follows: Twenty-Million (20,000,000) shares for Class A shares of the series; Fifteen Million (15,000,000) shares for Class B shares of the series; and Fifteen Million (15,000,000) for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

(b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Seven Hundred Fifty Million (750,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Seven Million Five Hundred Thousand Dollars ($7,500,000):

One series of shares is designated as the Sand Hill Portfolio Management Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

One series of shares is designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

One series of shares is designated as the Global e-Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified those shares as follows:
Twenty-five Million (25,000,000) shares for Class A shares of the series; and Twenty-five Million (25,000,000) shares for Class B shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares is designated as the Monument EuroNet Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A shares of the series; Fifteen Million (15,000,000) shares for Class B shares of the series; and Fifteen Million (15,000,000) shares for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares is designated as the Newby's ULTRA Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified those shares as follows: Twenty-five Million (25,000,000) shares for Investor Class shares of the series; and Twenty-five Million (25,000,000) shares for Service Class shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

THIRD, The shares of the Newby's ULTRA Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation.

FOURTH: With respect to the Newby's ULTRA Fund series, at such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, the officers and the Corporation) in accordance with the Investment Company Act of 1940, as amended, all other applicable rules and regulations, and as reflected in the registration statement of the Newby's ULTRA Fund, current as of the time such shares are issued.

FIFTH: The aforesaid shares of the Newby's ULTRA Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.


     IN WITNESS WHEREOF, The World Funds, Inc., has caused these Articles Supplementary to be signed in its name and on its behalf this _______ day of______________, 2000.


                          The World Funds, Inc.



                          By ______________________________
                             John Pasco, III
                             Chairman and Chief Executive Officer


WITNESS:


--------------------------
Name:  Darryl S. Peay
Title: Assistant Secretary

      THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                          ---------------------------------
                                 John Pasco, III
                          Chairman and Chief Executive Officer

Attest:


------------------------
Darryl S. Peay
Assistant Secretary

                                                                         EX-99.c



Below is the text of a sample of the Stock Certificate for Newby's ULTRA Fund series of The World Funds, Inc.


CAPITAL STOCK OF                          CUSIP
981477-_____________

                              THE WORLD FUNDS, INC.
                            Newby's ULTRA Fund series
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND




                               This Certifies that



                                 is the owner of
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01
                          EACH OF THE CAPITAL STOCK OF

                 THE WORLD FUNDS, INC. Newby's ULTRA Fund series

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the bylaws of the Corporation and all amendments thereto, to all of which the holder by acceptance hereof assents.

      This certificate is not valid until countersigned by the Transfer Agent.

      Witness the facsimile signatures of the duly authorized officers of the Corporation

Dated                Attest                    By



                     Secretary                 Chairman

                                                                         EX-99.d

                                     FORM OF

                          INVESTMENT ADVISORY AGREEMENT


      Investment Advisory Agreement (the "Agreement") dated this _______ day of ______________, 2000 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and xGENx, LLC, a Maryland Limited Liability Company (the "Adviser") a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Adviser to act as the Adviser to the Newby's ULTRA Fund series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Adviser. The Fund employs the Adviser to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

           The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

           The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

           The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Adviser will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

           It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Portfolio to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Portfolio shall pay to the Adviser, and the Adviser will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, a base advisory fee calculated at the annual rate of 1.25% of the Fund's daily net assets (the "Base Fee"). After the Fund has completed one full year of investment operations, the Base Fee will be adjusted each month if the investment performance of the Fund exceeds or fails to meet certain performance criteria. The maximum increase or decrease in the fee to be paid during each succeeding month will be 1.00% per annum, in steps of 0.20%. No increase or decrease will occur unless the Fund outperforms or under-performs the specified index by more than 2.00% per annum.

The performance of the Fund will be measured against the performance of the Russell 3000 Index (the "Index"). Once the performance of the Fund for the preceding twelve-month period exceeds the performance of the Index by 2.00% the monthly fee will increase by 0.20% per annum for each additional percentage point in excess of 2.00%. Likewise, once the performance of the Fund lags the performance of the Index by 2.00% the monthly fee will be decreased by 0.20% per annum for each additional percentage point the investment record of the Index exceeds the performance of the Fund. This adjustment is referred to as the "Fee Adjustment." The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to the Adviser will be 2.25% of average daily net assets and the minimum annual fee will be 0.25%. During the first twelve months of operations, the advisory fee will be charged at the Base Fee of 1.25% with no performance adjustment.

In determining the Fee Adjustment, if any, applicable during any month, the Adviser will compare the investment performance of the Fund for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the Index during the Performance Period. The investment performance of the Fund will be determined by adding together (1) the change in the NAV during the Performance Period; (2) the value of cash distributions made by the Fund to shareholders to the end of the Performance Period; and (3) the value of capital gains per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the performance Period. The investment record of the Index will be determined by adding together (1) the change in the level of the Index during the Performance Period; and (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such period.

After it determines any Fee Adjustment, the Fund will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The advisory fee is accrued daily and paid monthly.

The following table illustrates the calculation of the fee rates if the Fund outperforms the Russell 3000 Index:

Performance over
Russell 3000 Index        Advisory Fee
------------------        -------------
      2.00%               1.25% (no increase in Base Fee)
      3.00%               1.45%
      4.00%               1.65%
      5.00%               1.85%
      6.00%               2.05%
      7.00%               2.25%

The following table illustrates the calculation of the fee rate if the Fund under performs the Russell 3000 Index:

Performance under
Russell 3000 Index        Advisory Fee
------------------        -------------
      2.00%               1.25% (no decrease in Base Fee)
      3.00%               1.05%
      4.00%               0.85%
      5.00%               0.65%
      6.00%               0.45%
      7.00%               0.25%

The Russell 3000 Index consists of 3,000 stocks, primarily issued by U.S. companies, that includes issues of all sizes , from large to small capitalization companies. The Index is not managed; therefore, its performance does not reflect management fees and other expenses associated with the Fund.

If the directors determine at some future date that another securities index is a better representative of the composition of the Fund than is the Russell 3000 Index, the directors may change the securities index used to compute the Fee Adjustment. If the directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the Fee Adjustment. The Index will continue to be used to determine the amount of the Fee Adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the U. S. Securities and Exchange Commission (the "SEC") determines that shareholder approval is not required.

The amount the Fund will pay to the Adviser in performance fees is not susceptible to estimation, since it depends upon the future performance of the Fund and the Index.

           All  rights  of  compensation   under  this  Agreement  for  services
performed as of the termination date shall survive the termination of this Agreement.

      5.   Expenses.   During  the  term  of  this  Agreement,  the
           ---------
Adviser will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

           a.   Taxes;

           b. Brokerage fees and commissions with regard to portfolio transactions;

           c.   Interest   charges,   fees  and   expenses  of  the
                custodian of the securities;

           d. Fees and expenses of the Fund's transfer agent and the Administrator;

           e. Its proportionate share of auditing and legal expenses;

           f. Its proportionate share of the cost of maintenance of corporate existence;

           g. Its proportionate share of compensation of directors of the Fund who are not interested persons of the Adviser as that term is defined by law;

           h. Its proportionate share of the costs of corporate meetings;

           i. Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

           j.   Costs of printing and mailing  Prospectuses for the
                Portfolio's   shares,   reports   and   notices  to
                existing shareholders;

           k.   The  Advisory  fee  payable  to  the  Adviser,   as
                provided in paragraph 4 herein;

           l.   Costs  of  recordkeeping   (other  than  investment
                records required to be maintained by the Adviser), and daily pricing;

           m.   Distribution   expenses  in  accordance   with  any
                Distribution   Plan  as  and  if  approved  by  the
                shareholders of the Portfolio; and

           n. Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

      6. Reports. The Fund and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. Status of the Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

           Pursuant to comparable agreements, the Fund may also retain the services of the Adviser to serve as the investment adviser of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

      10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Adviser's Name. The Adviser hereby authorizes the Fund to use the name "Newby's ULTRA Fund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly re-designate the name of the Portfolio to eliminate any reference to the name "Newby's ULTRA Fund" or any derivation thereof unless the Adviser waives this requirement in writing.

      12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

           (a)  To the Fund at:     1500 Forest Avenue
                                    Suite 223
                                    Richmond, VA 23229

           (b)  To the Adviser at:  555 Quince Orchard Road
                                    Suite 610
                                    Gaithersburg, MD 20878

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                    xGENx, LLC


                                    BY:
                                    ---------------------
                                    Steve Newby
                                    Chairman



                                    THE WORLD FUNDS, INC.



                                    BY:------------------
                                    John Pasco, III
                                    Chairman

                                                 EXHIBIT EX-99.h(1)



                 ADMINISTRATIVE SERVICES AGREEMENT



Administrative Services Agreement (the "Agreement") dated_____________, 2000, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

      WITNESSETH THAT:

      WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the Newby's ULTRA Fund series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment adviser of the Portfolio, xGENx, LLC (the "Adviser"); and

     WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

Section 1. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

Section 3. The Fund shall confirm to the Fund's transfer agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's transfer agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's transfer agent periodically, and not less frequently than monthly.

Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

Notices to the Fund shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Notices to CSS shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

Section 16. This Agreement shall be governed by the laws of the State of Maryland.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.


                              THE WORLD FUNDS, INC.


                              By:
                              ---------------------------
                                    John Pasco, III
                                    Chairman

                          COMMONWEALTH SHAREHOLDER SERVICES, INC.


                              By:
                              ----------------------------
                                    John Pasco, III
                                    President

                                  SCHEDULE A TO

                        ADMINISTRATIVE SERVICES AGREEMENT

                                 BY AND BETWEEN

                            THE WORLD FUNDS, INC. AND

                     COMMONWEALTH SHAREHOLDER SERVICES, INC.

                                     FOR THE

                               Newby's ULTRA Fund


     Pursuant to Section 9 of the Administrative Services Agreement, dated_____________, by and between The World Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), Newby's ULTRA Fund series of the Fund shall pay CSS a fee calculated and paid monthly as follows:


A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.20% on the first $50 million per annum of the average daily net assets; and 0.15% per annum of the average daily net assets in excess of $50 million of Newby's ULTRA Fund series of the Fund, payable monthly, with a minimum fee of $30,000.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                         EX-99.h(2)



                                     FORM OF

                          EXPENSE LIMITATION AGREEMENT

                              THE WORLD FUNDS, INC.


     This EXPENSE LIMITATIONAGREEMENT, effective as of _______________, 2000 is by and between First Dominion Capital Corp. (the "Distributor") and The World Funds, Inc. (the "Fund"), on behalf of the Newby's ULTRA Fund Service Class Shares (the "Portfolio").

      WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

      WHEREAS the Fund and the Distributor have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1.    Expense Limitation

1.1 Operating Expense Limit. The maximum Operating Expense Limit until January 1, 2002 with respect to the Portfolio is 2.49% of the average daily net assets of the Portfolio.

1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Portfolio in the first fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Distributor. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

1.3 Method of Computation. To determine the Distributor's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Distributor will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of the first fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the 12b-1 fees waived by the Distributor, as well as other payments remitted by the Distributor to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses, shall equal the Excess Amount for the entire fiscal year.

2.    Reimbursement of Fee Waivers and Expense Reimbursements
      -------------------------------------------------------

2.1 Reimbursement. If during any quarter in which the Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Distributor will be entitled to reimbursement of 12b-1 fees waived or amounts remitted by the Distributor to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Distributor (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Distributor to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement will be authorized by the Board of Directors.

2.2 Board Approval. No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3.    Term and Termination of Agreement.
      ---------------------------------

      This Agreement will continue in effect until January 1, 2002 and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

4.    Miscellaneous.
-------------------

4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

4.2 Interpretation. Nothing in this Agreement requires the Fund or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Agreement between the parties.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                     THE WORLD FUNDS, INC.


                     By:  _____________________________
                            John Pasco, III
                            Chairman


                     FIRST DOMINION CAPITAL CORP.


                     By:  ____________________________
                            John Pasco, III
                            President

                                                                           EX-23

                                G R E E N B E R G
                               A T T O R N E Y S A
                                     T L A W
                                  T R A U R I G
                            2050 One Commerce Square
                        Philadelphia, Pennsylvania 19103
                                 (215) 988-7800

Direct Dial: (215) 988-7837

                                October 24, 2000

The World Funds, Inc.
Suite 223
1500 Forest Avenue
Richmond, Virginia  23226

           Re:  Consent to Use of Legal Opinion - Securities Act of 1933
           --------------------------------------------------------------

Ladies and Gentlemen:

           I have previously provided to The World Funds, Inc. (the "Fund"), a series corporation organized under Maryland law, an opinion dated May 12, 2000, respecting shares of common stock of the Fund registered under the Securities Act of 1933, as amended (the "Securities Act"). The Fund filed a copy of that opinion with the U.S. Securities and Exchange Commission as an exhibit to a registration statement (the "Registration Statement") under the Securities Act, file number 333-29289, which Registration Statement registered an indefinite number of shares of the Fund pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940. We hereby consent to the continued use of that opinion as an exhibit to the current post-effective amendment to the Registration Statement of the Fund, and we further consent to reference in the Registration Statement to the fact that an opinion concerning the legality of the issue has been rendered by us.

                                Very truly yours,

                                GREENBERG TRAURIG




                          By:  /s/ Steven M. Felsenstein
                           -----------------------------
                               Steven M. Felsenstein

                                                                      EX-99.m(1)



                                     FORM OF

                              THE WORLD FUNDS, INC


                                Distribution Plan

                                       Of

                               Newby's ULTRA Fund




      This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Fund") for the Service Class shares of the Fund's Newby's ULTRA Fund series (the "Series"). The Plan has been approved by a majority of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Fund contemplates that the Plan shall operate as a compensation Plan.


      The Plan provides that:

1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Fund and the Distributor, the Fund shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Series' shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Fund or its affiliates.

2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

                a.   Any  Distribution  Agreement  between the Fund
                     and  its   National   Distributor,   or  any  other
                     distributor of shares in privity with the Fund.

                 b.  The National Distributor's Selling Dealer Agreement.

     Purchase orders for goods and services acquired from persons who are not affiliates of the Fund are not deemed to be agreements under this Plan.

3. The maximum aggregate amount which may be reimbursed by the Fund under this Plan is 0.75% per annum of the average daily net assets of the Series' Service Class shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Fund.

4. It is anticipated that amounts paid by the Fund under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Fund for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Fund with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Fund's Board of Directors, including the non-interested Directors, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the non-interested Directors, on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Fund and the Fund's investment adviser.

8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

10. So long as the Plan is in effect, the selection and nomination of the Fund's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

11.  This Plan shall take effect on the ____ day of ___________, 2000.

      This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Fund and the Distributor as evidenced by their execution hereof.


                          The World Funds, Inc.


                          By:
                          ----------------------
                               John Pasco, III
                               Chairman



                          First Dominion Capital Corp.


                          By:
                          -----------------------
                               John Pasco, III
                               President


--------
    1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Fund and the Series' shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund, the Series and the Series' shareholders.

                                                                      EX-99.m(2)




                 OMNIBUS ACCOUNT SERVICES AGREEMENT

     AGREEMENT entered into as of_________ , by and between____________ (the "Servicing Agent"), a corporation; First Dominion Capital Corp. ("FDCC"), a Virginia corporation registered as a broker dealer; and World Funds, Inc. (the "Fund"), a Maryland corporation registered as an investment company.

     WHEREAS, FDCC is the National Distributor of shares of the Fund, and

     WHEREAS, the Fund wishes to provide its shareholders with convenient and responsive shareholder services, and

     WHEREAS, the Servicing Agent wishes to provide convenient and responsive shareholder services to its clients who may wish to invest in shares of the Fund,

     NOW THEREFOR, the Servicing Agent, FDCC and the Fund, in consideration of the mutual covenants contained herein and intending to be legally bound, have entered into this Agreement to provide the shareholder services specified herein to certain shareholders of the Fund.

1. As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the context:

           a. Client-shareholders shall mean those clients of the Servicing Agent who hold a beneficial interest in any shares of the Fund which are held in any omnibus account maintained by the Servicing Agent and who receive services from the Servicing Agent under this Agreement;

           b. Series shall mean the portfolios of the Fund identified in Schedule A attached hereto as such Schedule A may be amended by FDCC from time to time.

2. The Servicing Agent agrees to provide certain services for the Client-shareholders as more particularly set forth below. The Servicing Agent represents and warrants that it has and will continue at all times to have the necessary facilities, equipment and personnel to provide the services and perform its obligations hereunder; and has and will continue to have the necessary computer or other systems to comply with any applicable laws, rules and regulations related to the services to be provided under this Agreement. The Servicing Agent represents that it will maintain and preserve of all records and registrations required by any applicable laws, rules and regulations, and such records, to the extent required by such laws, rules and regulations, shall be deemed to be the property of the Fund, so that the Fund may authorize, and the Servicing Agent agrees to provide, access to such records to authorized regulatory authorities.

3. The Servicing Agent represents and warrants that all Client-shareholders will be made aware that they are transacting business with the Servicing Agent and not the Fund of the Series, and that they will look only to the Servicing Agent and not the fund or Series for resolution of problems or discrepancies in their accounts.

4. The Servicing Agent agrees that it will establish with the Fund, on behalf of any Series, one or more omnibus accounts registered in the Servicing Agent's name for Client-shareholders in the Series, and will perform various services for the Client-shareholders in those accounts, including without limitation: establishing and maintaining records of Client-shareholders' sub-accounts; processing purchase and redemption transactions; confirming Client-shareholder transactions; answering routine Client-shareholder inquiries regarding the Fund and the Series; providing assistance to Client-shareholders in changing dividend options, account designations and addresses; withholding taxes on non-resident alien accounts; disbursing income dividends and capital gains distributions; reinvesting dividends and distributions; preparing and delivering to Client-shareholders, and state and federal authorities, including the United States Internal Revenue Service, such information respecting dividends and distributions paid by the Series as may be required by law, rule or regulation; withholding on dividends and distributions as may be required by state or federal authorities from time to time; and such other services as the Fund may reasonably request on behalf of a Series.

5. (a) The Servicing Agent shall safeguard and maintain all historical Client-shareholder records, consistent with requirements of all applicable laws, rules and regulations, and will deliver any such record to the Fund to the extent necessary to comply with the requirements of applicable tax and securities laws. Upon the request of the Fund, the Servicing Agent shall provide the Fund with copies of written communications regarding any Series to or from such Client-shareholders, and any other records or documents as required by law or regulation. The Servicing Agent shall make available to the Fund, upon request, records or communications necessary to determine the number of Client-shareholders in each omnibus account.

(b) If, at any time, the Fund determines that the Servicing Agent's practices, procedures or controls are inadequate with respect to the maintenance and protection of the omnibus accounts subject to this Agreement, written notice specifying such inadequacy shall immediately be given to the Servicing Agent, and the Servicing Agent shall have ten (10) days to correct the specified practices, procedures or controls. In the event such practices, procedures or controls are not corrected to the satisfaction of the Fund within ten (10) days (or such additional period as the parties may determine by mutual consent), the Fund shall have the right to immediately suspend or terminate this Agreement, and the Servicing Agent agrees to promptly deliver to the Fund or its transfer agent such records as are necessary to permit the Fund to service the Client-shareholders owning such shares. Notwithstanding the foregoing, nothing in this Agreement shall impose upon the Fund the obligation to review the Servicing Agent's practices, procedures and controls.

6. The official records of transactions of the Servicing Agent's omnibus accounts and the number of shares in such omnibus accounts shall be as determined by the Fund. The Servicing Agent shall be solely responsible for any discrepancies between its omnibus accounts and the Client-shareholders accounts and for the maintenance of all records regarding the Client-shareholders, the Client-shareholders' transactions, and the Client-shareholders' interest in the omnibus accounts.

7. The Servicing Agent is solely responsible for the reconciliation of customer accounts with its omnibus account at the Fund. If any such reconciliation indicates any unexplained reconciling item or items, the Fund and the Servicing Agent each agree to make a good faith effort to identify the source of, and to resolve, any such discrepancies; provided that, neither the Fund or its transfer agent shall be obligated to adjust the Fund's records without verification of an error thereto.

8. The Fund, directly or by its officers or by its duly appointed transfer agent, will have the sole authority and responsibility under this Agreement for countersigning securities of the Series, monitoring the issuance of securities of the Series with a view to preventing unauthorized issuance, registering the transfer of securities of the Series, exchanging or converting securities of the Series or transferring record ownership of securities of the Series by bookkeeping entry without physical issuance of securities certificates of the Series.

9. The Fund represents and warrants that it will not use any information relating to Client-shareholders received pursuant to this Agreement to solicit or otherwise attempt to sell products other than shares of the Fund to Client-shareholders.

10. For the services and facilities described in this Agreement FDCC, acting as agent for the Fund or for affiliates of the Fund, shall pay a monthly fee to the Servicing Agent at the annual rate applicable to the average aggregate daily net asset value of shares of the Series in the accounts for which the Servicing Agent provides services. The initial terms, conditions and amounts of such payments are set forth in Schedule B.

     In computing the Servicing Agent's fee, one-twelfth of the applicable fee rate set forth in Schedule B shall be applied to the average aggregate daily net asset value of shares of the applicable Series in accounts for which the Servicing Agent provides services for the month in question. Each month's fee shall be determined independently of every other month's fee. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month.

     Except as otherwise agreed in writing with the Fund on behalf of any Series with respect to specific expenditures by the Servicing Agent, the Servicing Agent shall be solely responsible for all costs and expenses of providing services under this Agreement.

11. With regard to all the services provided to its Client-shareholders by the Servicing Agent, the Servicing Agent is an independent contractor, is solely responsible for its actions or inactions, and is not and does not have authority to act as an agent of Fund or the Series. The Servicing Agent is solely responsible to its Client-shareholders and agrees that at all times, including after termination of this Agreement, it will be responsible for all complaints and inquiries from its Client-shareholders relating to the Servicing Agent's actions or inactions under this Agreement or relating to the Client-shareholders' accounts during the period in which this Agreement was in effect.

12. The Servicing Agent shall provide such security as is necessary to prevent unauthorized use of any online computer facilities (if applicable).

13. The Servicing Agent acknowledges that the Fund may enter into similar agreements with others without the consent of the Servicing Agent.

14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be affected thereby.

15. This Agreement and the Schedules attached hereto may be amended from time to time only upon the written consent of all parties hereto.

16. This Agreement shall become effective as of the date first above written, and will continue in effect until terminated in writing upon sixty (60) days prior notice by either party to the other; provided, that the Servicing Agent shall be entitled to receive all fees it has earned up to and including the effective date of the termination.

17. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

18. Whenever notice is required under this Agreement, it shall be given in writing by registered mail to:

                The Fund at:

                          World Funds, Inc.
                          1500 Forest Avenue, Suite 223
                          Richmond, Virginia 23229

                          Attention:  Mr. John Pasco, III

                FDCC at:

                          First Dominion Capital Corp.
                          1500 Forest Avenue, Suite 223
                          Richmond, Virginia 23229

                          Attention:  Mr. John Pasco, III

                The Servicing Agent at:





                                   Attention:

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and their respective corporate seals to be affixed as of the date first above written by their respective officers hereunto duly authorized.

                                    WORLD FUNDS, INC.

Attest:
                                    By:  John Pasco, III, Chairman

                                    FIRST DOMINION CAPITAL CORP.


Attest:
                                    By:  John Pasco, III, President



Attest:
                                    By:

                        OMNIBUS ACCOUNT SERVICE AGREEMENT

                                   Schedule A


CSI Equity Fund
CSI Fixed Income Fund
GenomicsFund.com
Global e Fund
Monument EuroNet Fund
Newby's ULTRA Fund
Sand Hill Portfolio Manager Fund
The New Market Fund
Third Millennium Russia Fund

                       OMNIBUS ACCOUNT SERVICES AGREEMENT

                                   Schedule B

The fee payable to the Servicing Agent is based on the average aggregate daily net asset value of shares of the Series included in this Agreement.

====================================================================

    Aggregate Net Asset Value                    Rate
--------------------------------------------------------------------
--------------------------------------------------------------------

Less than $50,000,000
--------------------------------------------------------------------
--------------------------------------------------------------------

Less than $100,000,000
--------------------------------------------------------------------
--------------------------------------------------------------------

Greater than $100,000,000
====================================================================

This fee is subject to adjustment for certain factors upon a mutual agreement and will be reviewed at the $50 million level.